SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported) September 15, 1999


                     E. I. du Pont de Nemours and Company
            (Exact Name of Registrant as Specified in Its Charter)


            Delaware                   1-815              51-0014090
    (State or Other Jurisdiction     (Commission       (I.R.S Employer
         of Incorporation)           File Number)     Identification No.)


                              1007 Market Street
                          Wilmington, Delaware  19898
                   (Address of principal executive offices)


      Registrant's telephone number, including area code:  (302) 774-1000














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Item 5.  Other Events
         ------------

        In connection with Debt and/or Equity Securities that may be offered on a delayed or continuous basis under Registration Statements on Form S-3 (No. 33-53327, No. 33-61339 and No. 33-60069), the registrant hereby files the following press release.


                                                     Contact:  Susan Gaffney
                                                               (302) 774-2698

                                                               Bill Brown
                                                               (302) 992-2566



                         REVISED DUPONT NYLON STRATEGY
                        CALLS FOR REDUCED ASIAN GROWTH
                        ------------------------------


        WILMINGTON, Del., Sept. 15 -- As part of its shift in strategy for the nylon business to selective growth with a more intense focus on improving profitability, reducing capital intensity and increasing free cash flow, DuPont Nylon today confirmed its intention to reduce its growth objectives in the Asia Pacific region.

        As a result, DuPont expects that the ongoing capital requirements for the global nylon fibers and intermediates businesses should total about
50 percent of the peak spending level reached in 1997. In addition, DuPont intends to exit from selected nylon ventures and postpone or cancel more than $600 million in anticipated capital projects for the region.

        DuPont expects to take on a one-time noncash after-tax charge in the third quarter of up to 35 cents per diluted share of common stock. This charge results from the planned exit from the ventures noted above and also includes a writedown of DuPont's adipic acid plant in Singapore. Although DuPont will continue to operate this facility, the excess of its net book value over its fair market value will be written off.

        DuPont is a science company, delivering science-based solutions that make a difference in people's lives in food and nutrition; health care; apparel; home and construction; electronics; and transportation. Founded in 1802, the company operates in 65 countries and has 92,000 employees.









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        Forward-Looking Statements:  This news release contains forward-
looking statements based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including statements about the company's strategy for growth, product development, market position, expected expenditures and financial results are forward-looking statements. Some of the forward-looking state-ments may be identified by words like "expects," "anticipates," "plans," "intends," "projects," "indicates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this release and in DuPont's filings with the Securities and Exchange Commission, particularly its latest annual report on Form 10-K, as well as others, could cause results to differ materially from those stated. These factors include, but are not limited to changes in the laws, regula-tions, policies and economic conditions of countries in which the company does business; competitive pressures; successful integration of structural changes, including acquisitions, divestitures and alliances; failure of the company or related third parties to become Year 2000 capable; research and development of new products, including regulatory approval and market acceptance.



                                      ###


9/15/99











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                                  SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                 E. I. DU PONT DE NEMOURS AND COMPANY
                                             (Registrant)




                                           /s/ D. B. Smith
                                 ------------------------------------
                                             D. B. Smith
                                         Assistant Controller




September 15, 1999









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